UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 527-3636
Registrant's telephone number (including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of Shareholders (the “Annual Meeting”) of Banner Corporation (the “Company”) was held on May 20, 2026.

(b)There were a total of 33,872,305 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 26,898,124 shares of common stock were represented in person or by proxy; therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for a one year term:

	For		Against		Abstain
	Number of votes	Percentage of voted shares	Number of votes	Percentage of voted shares	Number of votes
Ellen R.M. Boyer	24,688,499	99.36	151,628	.61	7,837

Connie R. Collingsworth	23,679,085	95.29	1,162,374	4.68	6,505

Margot J. Copeland	24,797,301	99.80	42,468	.17	8,195

Mark J. Grescovich	24,732,403	99.53	106,411	.43	9,150

Roberto R. Herencia	20,562,506	82.76	4,276,886	17.21	8,572

John R. Layman	24,056,438	96.81	784,778	3.16	6,748

Monica B. O’Reilly	24,784,219	99.75	55,836	.22	7,908

John C. Pedersen	24,811,225	99.86	28,500	.11	8,239

Kevin F. Riordan	24,697,385	99.40	142,269	.57	8,310

Judith A. Steiner	24,723,977	99.50	116,081	.47	7,906

Millicent C. Tracey	24,660,202	99.25	179,859	.72	7,902

Paul J. Walsh	24,811,395	99.86	27,953	.11	8,616

The number of Broker Non-Votes for each of the above individuals was 2,050,160.

Based on the votes set forth above, Directors Boyer, Collingsworth, Copeland, Grescovich, Herencia, Layman, O’Reilly, Pedersen, Riordan, Steiner, Tracey and Walsh were duly elected to serve as directors of the Company for a one-year term expiring at the annual meeting of shareholders in 2027, and until their respective successors have been duly elected and qualified.

Proposal 2. An advisory (non-binding) vote to approve our executive compensation. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
23,497,821	1,331,515	18,628	2,050,160

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Ratification of the Audit Committee’s appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
25,994,038	872,392	31,693	0

Based on the votes set forth above, the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2026 was duly ratified by the shareholders.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION

Date: May 22, 2026	By: /s/ Robert G Butterfield
Robert G Butterfield
Executive Vice President and Chief Financial Officer